EXHIBIT 10.01

AMENDMENT NO. 2 TO CREDIT AGREEMENT

AMENDMENT dated as of October 17, 2012 to the Credit Agreement dated as of March 31, 2011 (as heretofore amended, the “Credit Agreement”) among MARTIN MARIETTA MATERIALS, INC., the LENDERS listed on the signature pages thereof and JPMORGAN CHASE BANK, N.A., as Administrative Agent, and WELLS FARGO BANK, N.A., BRANCH BANKING AND TRUST COMPANY, SUNTRUST COMPANY and BANK OF AMERICA, N.A., as Co-Syndication Agents.

The parties hereto agree to amend the Credit Agreement as follows:

SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

SECTION 2. Amendment to Leverage Ratio. The first paragraph of Section 5.09 is amended to read in its entirety as follows:

Section 5.09. Leverage Ratio. The Leverage Ratio shall not exceed (i) 3.75 to 1.00 as of the end of any fiscal quarter ending on or prior to June 30, 2013 and (ii) 3.50 to 1.00 as of the end of any fiscal quarter ending after June 30, 2013; provided that if (i) Consolidated Debt has increased in connection with a Specified Acquisition, (ii) as a consequence of such Specified Acquisition, the rating of long-term unsecured debt of the Borrower has not been suspended, withdrawn or fallen below BBB by Standard & Poor’s (a division of The McGraw-Hill Companies, Inc.) or Baa2 by Moody’s Investors Service, Inc. and (iii) the Administrative Agent has received a Specified Acquisition Notice within 10 days of consummation of such Specified Acquisition, then, for a period of 210 consecutive days following the consummation of such Specified Acquisition, the additional Consolidated Debt in connection with such Specified Acquisition shall be excluded from Consolidated Debt for purposes of calculating the Leverage Ratio, but only if the Leverage Ratio calculated without such exclusion at no time during such 210-day period exceeds the otherwise applicable maximum ratio set forth above modified to increase the numerator by 0.25.

SECTION 3. Representations of Borrower. The Borrower represents and warrants that (i) the representations and warranties of the Borrower set forth in

Article 4 of the Credit Agreement will be true in all material respects on and as of the Amendment Effective Date, except to the extent they expressly relate to an earlier date in which case they will be true in all material respects as of such earlier date, and (ii) no Default will have occurred and be continuing on such date.

SECTION 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 5. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

SECTION 6. Effectiveness. This Amendment shall become effective as of the date hereof on the date when the following conditions are met (the “Amendment Effective Date”):

(a) the Administrative Agent shall have received from each of the Borrower and the Required Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof; and

(b) the Administrative Agent shall have received an amendment fee for the account of each Lender that shall have submitted an executed counterpart hereof to the Administrative Agent on or prior to the Amendment Effective Date as contemplated by clause (a) above in an amount equal to 0.05% of the Commitment of such Lender.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

MARTIN MARIETTA MATERIALS, INC.

By:	/s/ Anne H. Lloyd
	Name:	Anne H. Lloyd
	Title:	EVP, CFO and Treasurer

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

JPMORGAN CHASE BANK, N.A.

By:	/s/ Aized Rabbani
	Name:	Aized Rabbani
	Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BRANCH BANKING AND TRUST COMPANY

By:	/s/ Jack M. Frost
	Name:	Jack M. Frost
	Title:	Senior Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

SUNTRUST BANK

By:	/s/ Baerbel Freudenthaler
	Name:	Baerbel Freudenthaler
	Title:	Director

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

WELLS FARGO BANK, N.A.

By:	/s/ Andrew G. Payne
	Name:	Andrew G. Payne
	Title:	Director

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

CITIBANK, N.A.

By:	/s/ Timicka Anderson
	Name:	Timicka Anderson
	Title:	Vice President and Director

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

DEUTSCHE BANK AG, NEW YORK BRANCH

By:	/s/ Ming K. Chu
	Name:	Ming K. Chu
	Title:	Vice President

By:	/s/ Virginia Cosenza
	Name:	Virginia Cosenza
	Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

THE NORTHERN TRUST COMPANY

By:	/s/ Vivian Tran
	Name:	Vivian Tran
	Title:	Officer

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

COMERICA BANK

By:	/s/ Blake Arnett
	Name:	Blake Arnett
	Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

REGIONS BANK

By:	/s/ Anthony LeTrent
	Name:	Anthony LeTrent
	Title:	Senior Vice President